UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

ZALATORIS II ACQUISITION CORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Zalatoris II Acquisition Corp
31 Hudson Yards, 11th Floor

New York, NY, 10005
+(917) 675-3106

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 31, 2024

TO THE SHAREHOLDERS OF ZALATORIS II ACQUISITION CORP:

You are cordially invited to attend the extraordinary general meeting, which we refer to as the “Extraordinary General Meeting,” of shareholders of Zalatoris II Acquisition Corp, which we refer to as “we,” “us,” “our,” “Zalatoris II” or the “Company,” to be held at 10:00 a.m. Eastern Time on July 31, 2024.

The Extraordinary General Meeting will be a completely virtual meeting of shareholders, which will be conducted via live webcast. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/zalatorisii/2024. If you plan to attend the virtual online Extraordinary General Meeting, you will need your 12-digit control number to vote electronically at the Extraordinary General Meeting. We are pleased to utilize the virtual shareholder meeting technology to provide ready access and cost savings for our shareholders and the Company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Extraordinary General Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Extraordinary General Meeting. Instructions on voting your shares are on the proxy materials you received for the Extraordinary General Meeting. Even if you plan to attend the Extraordinary General Meeting online, it is strongly recommended you complete and return your proxy card before the Extraordinary General Meeting date, to ensure that your shares will be represented at the Extraordinary General Meeting if you are unable to attend.

The accompanying proxy statement, which we refer to as the “Proxy Statement”, is dated July 15, 2024, and is first being mailed to shareholders of the Company on or about July 15, 2024. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposal:

●	a proposal, by special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (as amended) which we refer to as the “existing charter”, to the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal,” to extend the current termination date of the existing charter by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as an “initial business combination,” or (ii) cease its operations if it fails to complete such business combination and redeem or repurchase 100% of the Company’s class A ordinary shares (“Class A Ordinary Shares”) included as part of the units sold in the Company’s initial public offering effective July 29, 2021, which we refer to as the “IPO”, from August 3, 2024 (the “Termination Date”) to August 3, 2025 (the “Extended Date”), in a series of up to twelve (12) one-month extensions (each, an “Extension”), unless the closing of the Company’s initial business combination shall have occurred; provided that (i) J. Streicher Holdings, LLC, a Delaware limited liability company, the Company’s sponsor (the “Sponsor”) (or its affiliates or permitted designees), will deposit into the Company’s trust account (“Trust Account”), the lesser of (x) $75,000 or (y) $0.025 per share for each Public Share outstanding as of the last day of the immediately preceding Extension for each such Extension, or the next business day if such last day is not a business day (each a “Deadline Date”) for each such one-month Extension ((x) or (y), as applicable, the “Extension Payment”) and (ii) the procedures relating to any such Extension, as set forth in the Investment Management Trust Agreement, dated as of July 29, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, shall have been complied with;

●	a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

The Extension Amendment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow us additional time and a lower incremental and aggregate cost for each Extension to complete the transaction contemplated by that certain Business Combination Agreement and Plan of Merger (the “Business Combination Agreement”), dated December 5, 2023, by and among the Company, JSA Holdings AG, a company incorporated in Switzerland (“JSA”), Ascotway Ltd, a company incorporated in Ireland under registered number 712372 (“Holdco”), and Ecohouse Developments Limited, a private limited company incorporated in Ireland under registered number 569973 (“EcoHouse”), pursuant to which, among other things and upon the terms and subject to the conditions thereof, at the closing (the “Closing”) of the transactions contemplated in the Business Combination Agreement (the “Business Combination”), the parties will effect (i) the merger of Ascotway Merger Sub, a Cayman Islands company to be formed by Holdco as a wholly owned subsidiary of Holdco (“Merger Sub”) with and into the Company, with the Company continuing as the surviving entity and a wholly owned subsidiary of Holdco (the “Zalatoris II Merger”), as a result of which (a) the Company will issue ordinary shares of the Company, par value $0.0001 per share (the “Ordinary Shares”), to Holdco (the “Purchaser Share Issuance”), with such amount of shares to be determined in accordance with the terms of the Business Combination Agreement, (b) Company’s shareholders (other than Holdco) will receive Holdco Ordinary Shares equal to $10.00 divided by the lower of (i) an amount equal to the price at which each share of Ordinary Shares is redeemed or converted pursuant to such Ordinary Shares being redeemed by public shareholders of the Company at a special meeting providing an opportunity for such redemption in accordance with the Company’s organizational documents and IPO (as equitably adjusted for stock splits, stock dividends, combinations, recapitalizations and the like after the Closing); or (ii) ten U.S. Dollars ($10.00), subject to any adjustments in accordance with the terms of the Business Combination Agreement, (c) each outstanding warrant of the Company will be assumed by Holdco and automatically adjusted to become exercisable to purchase one Holdco Ordinary Share, in each case as consideration for the Zalatoris II Merger and the Purchaser Share Issuance, (d) the Company will acquire all the assets and liabilities of Merger Sub, and (e) Merger Sub will be dissolved without going into liquidation;

(ii) the merger of Ecohouse into Holdco, with Holdco continuing as the surviving entity (the “Ecohouse Merger” and together with the Zalatoris II Merger, the “Mergers”), as a result of which the shareholders of the Ecohouse will receive issued and outstanding euro ordinary shares of Holdco, par value $0.0001 per share (“Holdco Ordinary Shares”) with an approximate value of $126.0 million (the “Ecohouse Share Consideration”), with such Ecohouse Share Consideration subject to adjustment in accordance with the terms set forth in the Business Combination Agreement. The shareholders of Ecohouse will receive $119.7 million in Holdco Ordinary Shares at the Closing. Prior to the Closing, Holdco, EcoHouse, and a mutually agreed upon escrow agent will enter into an escrow agreement (the “Escrow Agreement”), pursuant to which, among other things, the parties thereto will cause $6.3 million in Holdco Ordinary Shares to be held in escrow (the “Escrow Shares”) for use in connection with any adjustments to Ecohouse Share Consideration and to be released based on the nature of the adjustment to the Ecohouse Share Consideration set forth in the Business Combination Agreement. For more information about the Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities Exchange Commission (the “SEC”) on December 5, 2023.

While we are using our best efforts to complete the Business Combination as soon as practicable, our board of directors (the “Board”) believes that there will not be sufficient time before the Termination Date to complete the Business Combination without incurring significant cost under the current terms of the existing charter. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to have the Extension Amendment Approved to extend the Termination Date to the Extended Date and exercise each Extension until the Closing. Without such, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate, even if our shareholders are otherwise in favor of consummating the Business Combination.

If the Extension Amendment Proposal is approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination Agreement (including, without limitation, receipt of shareholder approval of the Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

Additionally, if the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to the shareholders, subject to any limitations set forth in our existing charter as amended by the Extension Amendment. In addition, public shareholders who do not make the Election (as defined below) would be entitled to have their public shares redeemed for cash if the Company has not completed the Business Combination by the Extended Date.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account and tender your shares to the Company’s transfer agent at least two business days prior to the Extraordinary General Meeting (or July 29, 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker, or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Based upon the current amount in the Trust Account, the Company estimates and anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be the Redemption Price (as defined below) at the time of the Extraordinary General Meeting based on the Company’s estimate of $71,763,780.48 in the Trust Account. The closing price of the Company’s Class A Ordinary Shares on July 9, 2024, the record date, was $10.96. The approximate redemption price per share to be paid for redemptions is $11.09 per share, (the “Redemption Price”). The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the Redemption Price, as there may not be sufficient liquidity in its securities when such shareholders wish to sell such shares.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by August 3, 2024, in accordance with our existing charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A Ordinary Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Class A Ordinary Shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

In March 2021, our Former Sponsor (as defined below) purchased 5,750,000 shares of our Class B ordinary shares (the “Founder Shares”) for an aggregate purchase price of $25,000. This amount was paid on behalf of the Company to cover certain expenses. The Founder Shares included an aggregate of up to 750,000 shares subject to forfeiture by the Former Sponsor to the extent that the underwriter’s overallotment was not exercised in full or in part, so that the number of founder shares collectively represent 20% of the Company’s issued and outstanding shares after the IPO. Since the underwriter did not exercise the over-allotment option in full, the Former Sponsor surrendered 259,717 Founder Shares, which were forfeited by the Company. As a result of such forfeiture, there are currently 5,490,283 Founder Shares issued and outstanding.

Pursuant to the Letter Agreement dated as of July 29, 2021, by and among the Company, Former Sponsor, certain undersigned insiders and the underwriter (previously disclosed and set forth as Exhibit 10.1 to the Current Report on Form 8-K filed on August 3, 2021), as amended by that certain Amendment to Letter Agreement dated July 27, 2023 entered into by and among the Company, the Former Sponsor and the insiders named therein (previously disclosed and set forth as Exhibit 10.1 to the Current Report on Form 8-K filed on July 27, 2023) and joined by the Sponsor pursuant to the Joinder to the Letter Agreement dated July 27, 2023 entered into between the Company, the Former Sponsor and the Sponsor (previously disclosed and set forth as Exhibit 10.2 to the Current Report on Form 8-K filed on July 27, 2023) (collectively, the “Letter Agreement”), the Sponsor and the Company’s directors and executive officers agreed, subject to certain limited exceptions, not to transfer, assign or sell any of the Founder Shares until the earlier of (A) one year after the completion of an initial business combination and (B) subsequent to an initial business combination, (x) if the last reported sale price of the public shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 120 days after an initial business combination, or (y) the date on which the Company completes a liquidation, merger, amalgamation, stock exchange, reorganization or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property.

On August 3, 2021, we consummated our IPO of 20,000,000 Units (as defined below), including the issuance of 1,961,131 Units as a result of the underwriter’s partial exercise of its over-allotment option. Each unit consists of one Class A Ordinary Share, and one-third of one redeemable warrant of the Company (collectively, a “Unit”). Each whole warrant entitles the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $200,000,000.

Simultaneously with the closing of the IPO, we consummated the sale of 4,000,000 private placement warrants at a price of $1.50 per warrant in a private placement to our Former Sponsor generating proceeds of $6,000,000. On August 16, 2021, the underwriter partially exercised the over-allotment option and on August 19, 2021, purchased an additional 1,961,131 Units at $10.00 per Unit, generating additional gross proceeds of $19,611,310. In addition, we issued 261,485 private placement warrants (together with the 4,000,000 private placement warrants from the IPO, totalling 4,261,485 private placement warrants, collectively, the “Private Warrants”) to our Former Sponsor, generating additional gross proceeds of approximately $392,228.

On July 10, 2023, pursuant to the Purchase and Sponsor Handover Agreement (the “Sponsor Handover Agreement”), XPAC Sponsor LLC (the “Former Sponsor”) sold and assigned 4,400,283 Founder Shares and 4,261,485 Private Warrants to acquire 4,261,485 Class A Ordinary Shares to Sponsor for a total purchase price of $250,000 and expense reimbursement of $25,000. Following such transaction, the Former Sponsor retained 1,000,000 Class B Ordinary Shares, and three independent directors of the Company as of the date of the Sponsor Handover Agreement each retained 30,000 Class B Ordinary Shares for an aggregate of 90,000 Class B Ordinary Shares. In addition, on July 27, 2023, the Former Sponsor and the Company entered into that certain Waiver of Promissory Note dated July 27, 2023, in connection with the Promissory Note dated March 19, 2021 entered into between the Former Sponsor and the Company (as previously disclosed and set forth as Exhibit 10.3 to the Current Report on Form 8-K filed on July 27, 2023). On August 8, 2023, the Sponsor transferred 20,000 Founder Shares to each of Paul Davis, Llewellyn Farquharson, Adeel Rouf, and Demetris Demetriou for an aggregate of 80,000 Founder Shares, and retained ownership of the remaining 4,320,283 Founder Shares.

Subject to the foregoing, the affirmative vote of at least two-thirds of the ordinary shares of the Company present and entitled to vote will be required to approve the Extension Amendment Proposal. Shareholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding shareholder approval of the Extension Amendment Proposal, subject to the terms of the Business Combination Agreement, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.

Approval of the Adjournment Proposal requires the affirmative vote of a simple majority of holders of the issued and outstanding ordinary shares represented in person or by proxy at the Extraordinary General Meeting.

Our Board has fixed the close of business on July 9, 2024, as the date for determining the Company shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

We reserve the right at any time to cancel the Extraordinary General Meeting, and not to submit to our shareholders the Extension Amendment Proposal or implement the Extension Amendment.

You are not being asked to vote on the Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated the Business Combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Adjournment Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your shares.

July 15, 2024	By Order of the Board of Directors

/s/ Dr. Spyridon Bonatsos
Dr. Spyridon Bonatsos
Chief Executive Officer

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote online at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on July 31, 2024: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/zalatorisii/2024.

Zalatoris II Acquisition Corp
31 Hudson Yards, 11th Floor

New York, NY, 10005
+(917) 675-3106

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 31, 2024

PROXY STATEMENT

The extraordinary general meeting, which we refer to as the “Extraordinary General Meeting” of shareholders of Zalatoris II Acquisition Corp, which we refer to as the “we,” “us,” “our,” or the “Company,” will be held at 10:00 a.m. Eastern Time on July 31, 2024, as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Extraordinary General Meeting via a live webcast available at https://www.cstproxy.com/zalatorisii/2024. If you plan to attend the virtual online Extraordinary General Meeting, you will need your 12 digit control number to vote electronically at the Extraordinary General Meeting. The Extraordinary General Meeting will be held for the sole purpose of considering and voting upon the following proposal:

●	a proposal, by special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (as amended) which we refer to as the “existing charter”, to the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal,” to extend the current termination date of the existing charter by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as an “initial business combination,” or (ii) cease its operations if it fails to complete such business combination and redeem or repurchase 100% of the Company’s Class A Ordinary Shares included as part of the units sold in the Company’s initial public offering effective July 29, 2021, which we refer to as the “IPO”, from August 3, 2024 (the “Termination Date”) to August 3, 2025 (the “Extended Date”), in a series of up to twelve (12) one-month extensions (each, an “Extension”), unless the closing of the Company’s initial business combination shall have occurred; provided that (i) J. Streicher Holdings, LLC, a Delaware limited liability company, the Company’s sponsor (the “Sponsor”) (or its affiliates or permitted designees), will deposit into the Company’s trust account (“Trust Account”), the lesser of (x) $75,000 or (y) $0.025 per share for each Public Share outstanding as of the last day of the immediately preceding Extension for each such Extension, or the next business day if such last day is not a business day (each a “Deadline Date”) for each such one-month Extension ((x) or (y), as applicable, the “Extension Payment”) and (ii) the procedures relating to any such Extension, as set forth in the Investment Management Trust Agreement, dated as of July 29, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, shall have been complied with;

●	a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

The purpose of the Extension Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow us additional time and a lower incremental and aggregate cost for each Extension to complete the transaction contemplated by that certain Business Combination Agreement and Plan of Merger (the “Business Combination Agreement”), dated December 5, 2023, by and among the Company, JSA Holdings AG, a company incorporated in Switzerland (“JSA”), Ascotway Ltd, a company incorporated in Ireland under registered number 712372 (“Holdco”), and Ecohouse Developments Limited, a private limited company incorporated in Ireland under registered number 569973 (“EcoHouse”), pursuant to which, among other things and upon the terms and subject to the conditions thereof, at the closing (the “Closing”) of the transactions contemplated in the Business Combination Agreement (the “Business Combination”), the parties will effect (i) the merger of Ascotway Merger Sub, a Cayman Islands company to be formed by Holdco as a wholly owned subsidiary of Holdco (“Merger Sub”) with and into the Company, with the Company continuing as the surviving entity and a wholly owned subsidiary of Holdco (the “Zalatoris II Merger”), as a result of which (a) the Company will issue shares of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares”), to Holdco, with such amount of shares to be determined in accordance with the terms of the Business Combination Agreement, (b) Company’s shareholders (other than Holdco) will receive Ordinary Shares equal to $10.00 divided by the Redemption Price, subject to any adjustments in accordance with the terms of the Business Combination Agreement, and (c) each outstanding warrant of the Company will be assumed by Holdco and automatically adjusted to become exercisable to purchase one Holdco Share; and (ii) the merger of Ecohouse into Holdco, with Holdco continuing as the surviving entity (the “Ecohouse Merger” and together with the Zalatoris II Merger, the “Mergers”), as a result of which the shareholders of the Ecohouse will receive Holdco Ordinary Shares with an approximate value of $126.0 million (the “Ecohouse Share Consideration”), with such Ecohouse Share Consideration subject to adjustment in accordance with the terms set forth in the Business Combination Agreement. The shareholders of Ecohouse will receive $119.7 million in Holdco Ordinary Shares at the Closing, and $6.3 million in Holdco Shares. For more information about the Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities Exchange Commission (the “SEC”) on December 5, 2023.

While we are using our best efforts to complete the Business Combination as soon as practicable, our board of directors (the “Board”) believes that there will not be sufficient time before the Termination Date to complete the Business Combination without incurring significant cost to extension of the Termination Date under the current terms of the existing charter. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the Business Combination.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination Agreement (including, without limitation, receipt of shareholder approval of the Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

In connection with the Extension Amendment Proposal, public shareholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding Class A Ordinary Shares issued in our IPO, which shares we refer to as the “public shares,” and which election we refer to as the “Election,” regardless of whether such public shareholders vote on the Extension Amendment Proposal. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $71,763,780.48 that was in the Trust Account as of July 9, 2024, the record date.

If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to the shareholders, subject to any limitations set forth in our existing charter as amended by the Extension Amendment. In addition, public shareholders who do not make the Election (as defined below) would be entitled to have their public shares redeemed for cash if the Company has not completed the Business Combination by the Extended Date.

In March 2021, our Former Sponsor (as defined below) purchased 5,750,000 shares of our Class B ordinary shares (the “Founder Shares”) for an aggregate purchase price of $25,000. This amount was paid on behalf of the Company to cover certain expenses. The Founder Shares included an aggregate of up to 750,000 shares subject to forfeiture by the Former Sponsor to the extent that the underwriter’s overallotment was not exercised in full or in part, so that the number of founder shares collectively represent 20% of the Company’s issued and outstanding shares after the IPO. Since the underwriter did not exercise the over-allotment option in full, the Former Sponsor surrendered 259,717 Founder Shares, which were forfeited by the Company. As a result of such forfeiture, there are currently 5,490,283 Founder Shares issued and outstanding.

Pursuant to the Letter Agreement, the Sponsor and the Company’s directors and executive officers agreed, subject to certain limited exceptions, not to transfer, assign or sell any of the Founder Shares until the earlier of (A) one year after the completion of an initial business combination and (B) subsequent to an initial business combination, (x) if the last reported sale price of the public shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 120 days after an initial business combination, or (y) the date on which the Company completes a liquidation, merger, amalgamation, stock exchange, reorganization or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property.

On August 3, 2021, we consummated our IPO of 20,000,000 Units, including the issuance of 1,961,131 Units as a result of the underwriter’s partial exercise of its over-allotment option. Each unit consists of one Class A Ordinary Share, and one-third of one redeemable warrant of the Company (collectively, a “Unit”). Each whole warrant entitles the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $200,000,000.

Simultaneously with the closing of the IPO, we consummated the sale of 4,000,000 private placement warrants at a price of $1.50 per warrant in a private placement to our Former Sponsor generating proceeds of $6,000,000. On August 16, 2021, the underwriter partially exercised the over-allotment option and on August 19, 2021, purchased an additional 1,961,131 Units at $10.00 per Unit, generating additional gross proceeds of $19,611,310. In addition, we issued 261,485 private placement warrants (together with the 4,000,000 private placement warrants from the IPO, totalling 4,261,485 private placement warrants, collectively, the “Private Warrants”) to our Former Sponsor, generating additional gross proceeds of approximately $392,228.

On July 10, 2023, pursuant to the Sponsor Handover Agreement, the Former Sponsor sold and assigned 4,400,283 Founder Shares and 4,261,485 Private Warrants to acquire 4,261,485 Class A Ordinary Shares to Sponsor for a total purchase price of $250,000 and expense reimbursement of $25,000. Following such transaction, the Former Sponsor retained 1,000,000 Class B Ordinary Shares, and three independent directors of the Company as of the date of the Sponsor Handover Agreement each retained 30,000 Class B Ordinary Shares for an aggregate of 90,000 Class B Ordinary Shares. In addition, on July 27, 2023, the Former Sponsor and the Company entered into that certain Waiver of Promissory Note dated July 27, 2023, in connection with the Promissory Note dated March 19, 2021 entered into between the Former Sponsor and the Company (as previously disclosed and set forth as Exhibit 10.3 to the Current Report on Form 8-K filed on July 27, 2023). On August 8, 2023, the Sponsor transferred 20,000 Founder Shares to each of Paul Davis, Llewellyn Farquharson, Adeel Rouf, and Demetris Demetriou for an aggregate of 80,000 Founder Shares, and retained ownership of the remaining 4,320,283 Founder Shares.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account and tender your shares to the Company’s transfer agent at least two business days prior to the Extraordinary General Meeting (or July 29, 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker, or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be the Redemption Price (as defined below) at the time of the Extraordinary General Meeting based on the Company’s estimate of $71,763,780.48 in the Trust Account. The closing price of the Company’s Class A Ordinary Shares on July 9, 2024, the record date, was $10.96. The approximate redemption price per share to be paid for redemptions is $11.09 per Class A Ordinary Share (the “Redemption Price”). The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the Redemption Price, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by August 3, 2024, in accordance with our existing charter, we will incur significant cost to extend the Termination Date under the current terms of the existing charter or otherwise (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A Ordinary Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Class A Ordinary Shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 4,320,283 Founder Shares and 4,261,485 Private Warrants that were issued to the Sponsor pursuant to the Sponsor Handover Agreement. As a consequence, a liquidating distribution will be made only with respect to the public shares. Certain of our executive officers may have beneficial interests in the Sponsor.

We reserve the right at any time to cancel the Extraordinary General Meeting and not to submit to our shareholders the Extension Amendment Proposal or implement the Extension Amendment. In the event the Extraordinary General Meeting is cancelled, we will dissolve and liquidate in accordance with the existing charter.

Pursuant to the Letter Agreement, in the event of the liquidation of the Trust Account, the Sponsor (which for purposes of clarification shall not extend to any other shareholders, members or managers of the Sponsor) agrees to indemnify and hold harmless the Company against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) to which the Company may become subject as a result of any claim by (i) any third party for services rendered (other than the Company’s independent registered public accountants) or products sold to the Company or (ii) a prospective target business with which the Company has discussed entering into a transaction agreement (a “Target”); provided, however, that such indemnification of the Company by the Sponsor shall apply only to the extent necessary to ensure that such claims by a third party for services rendered (other than the Company’s independent registered public accountants) or products sold to the Company or a Target do not reduce the amount of funds in the Trust Account to below (i) $10.00 per Ordinary Shares sold as part of the Units in the IPO (the “Offering Share”) or (ii) such lesser amount per Offering Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case, net of the amount of interest earned on the property in the Trust Account which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended; in the event that any such executed waiver is deemed to be unenforceable against such third party, the Sponsor shall not be responsible to the extent of any liability for such third party claims; the Sponsor shall have the right to defend against any such claim with counsel of its choice reasonably satisfactory to the Company if, within 15 days following written receipt of notice of the claim to the Sponsor, the Sponsor notifies the Company in writing that it shall undertake such defense. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $11.09. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.00, plus interest, due to unforeseen claims of creditors.

If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the Trust Agreement, will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount,” equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete an initial business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date if the Extension Amendment Proposal is approved.

Our Board has fixed the close of business on July 9, 2024, as the date for determining the Company shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof (the “record date”). Only holders of record of the Company’s Ordinary Shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the record date of the Extraordinary General Meeting, there were 6,470,540 Class A Ordinary Shares, which are subject to redemption, and 5,490,283 Class B Ordinary Shares outstanding for a total of 11,960,823 total ordinary shares outstanding. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal or the Adjournment Proposal.

This Proxy Statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy, Inc. (the “Proxy Solicitor”) to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay the Proxy Solicitor its customary fee. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

This Proxy Statement is dated July 15, 2024, and is first being mailed to shareholders on or about July 15, 2024.

July 15, 2024	By Order of the Board of Directors

/s/ Dr. Spyridon Bonatsos
Dr. Spyridon Bonatsos
Chief Executive Officer

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

We are a blank check company incorporated in the Cayman Islands on March 11, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On August 3, 2021, we consummated our IPO of 20,000,000 Units, including the issuance of 1,961,131 Units as a result of the underwriter’s partial exercise of its over-allotment option. Each Unit consists of one Class A Ordinary Share of the Company, par value $0.0001 per share, and one-third of one redeemable warrant of the Company. Each whole warrant entitles the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $200,000,000. Like most blank check companies, our existing charter provides for the return of our IPO proceeds held in trust to the holders of Class A Ordinary Shares sold in our IPO if there is no qualifying business combination consummated on or before a certain date, which is currently August 3, 2024. Our Board believes that it is in the best interests of the shareholders to continue our existence until the Extended Date in order to allow us more time to complete the Business Combination.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on December 5, 2023.

What is being voted on?	You are being asked to vote on:

	●	a proposal to amend our existing charter to extend the date by which we have to consummate an initial business combination from August 3, 2024 to August 3, 2025, or such earlier date as determined by the Board, in a series of twelve (12) one-month extensions; and

	●	a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

The Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date that we have to complete our initial business combination at a lower incremental and aggregate cost for each Extension. The purpose of the Extension Amendment is to allow the Company more time to complete the Business Combination or an initial business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension Amendment.

If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the Trust Agreement, will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount,” equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete an initial business combination on or before the Extended Date.

Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date if the Extension Amendment Proposal is approved.

We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $71,763,780.48 that was in the Trust Account as of the record date. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

We reserve the right at any time to cancel the Extraordinary General Meeting, and not to submit to our shareholders the Extension Amendment Proposal or implement the Extension Amendment. In the event the Extraordinary General Meeting is cancelled and we do not complete an initial business combination by the Termination Date, we will dissolve and liquidate in accordance with the existing charter.

If the Extension Amendment Proposal is not approved and we have not consummated an initial business combination by August 3, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of Class A Ordinary Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Class A Ordinary Shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Private Warrants.

Why is the Company proposing the Extension Amendment Proposal and the Adjournment Proposal?	Our existing charter provides that we have until August 3, 2024 to complete our initial business combination. Our Board has determined that it is in the best interests of our shareholders to approve the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, to allow for additional time to consummate an initial business combination and a lower incremental and aggregate cost for each Extension. While we are using our best efforts to complete an initial business combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete an initial business combination without incurring significant cost to extension of the Termination Date under the current terms of the existing charter. Accordingly, the Board believes that in order to be able to consummate an initial business combination efficiently, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete an initial business combination on or before August 3, 2024 or without incurring significant cost to extension of the Termination Date under the current terms of the existing charter. If an initial business combination does not occur before the Termination Date or the Termination Date is otherwise extended on the higher-cost terms of the existing charter, we would be precluded from completing an initial business combination or the Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the Business Combination.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination Agreement (including, without limitation, receipt of shareholder approval of the Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

The Company believes that given its expenditure of time, effort and money on completing the Business Combination, circumstances warrant providing public shareholders an opportunity to consider the Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our existing charter to the form set forth in Annex A hereto to extend the current termination date of the existing charter by which we must (i) consummate a business combination, or(ii) cease our operations if we fail to complete such business combination and redeem or repurchase 100% of our Class A Ordinary Shares included as part of the units sold in our IPO, from August 3, 2024 to August 3, 2025, in a series of up to twelve (12) one-month extensions, unless the closing of the Company’s initial business combination shall have occurred; provided that (i) the Sponsor (or its affiliates or permitted designees), will deposit into the Trust Account the lesser of (x) $75,000 or (y) $0.025 per share for each Public Share outstanding as of the applicable Deadline Date for each such one-month Extension, and (ii) the procedures relating to any such Extension, as set forth in the Trust Agreement, shall have been complied with.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

If the Extension Amendment Proposal is not approved, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension. If the Adjournment Proposal is not approved, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

We reserve the right at any time to cancel the Extraordinary General Meeting and not to submit to our shareholders the Extension Amendment Proposal or implement the Extension Amendment. In the event the Extraordinary General Meeting is cancelled and we do not complete an initial business combination or the Business Combination by the Termination Date, we will dissolve and liquidate in accordance with the existing charter.

Why should I vote “FOR” the Extension Amendment Proposal?

Our Board believes shareholders will benefit from the consummation of the Business Combination and is proposing the Extension Amendment Proposal to extend the date by which we have to complete an initial business combination until the Extended Date in a series of up to twelve one-month extensions. The Extension would give us additional time to complete the Business Combination and a lower incremental and aggregate cost for each Extension.

The Board believes that it is in the best interests of our shareholders that the Extension be obtained to provide additional amount of time to consummate an initial business combination. Without the Extension, we believe that there is substantial risk that we might not, despite our best efforts, be able to complete an initial business combination on or before August 3, 2024. If that were to occur, we would be precluded from completing an initial business combination and the Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the Business Combination.

We believe that given our expenditure of time, effort and money on completing the Business Combination, it is in the best interests of our shareholders that we obtain the Extension. Our Board believes the Business Combination will provide significant benefits to our shareholders. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on December 5, 2023.

Our Board recommends that you vote in favor of the Extension Amendment Proposal.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

We reserve the right at any time to cancel the Extraordinary General Meeting and not to submit to our shareholders the Extension Amendment Proposal or implement the Extension Amendment. In the event the Extraordinary General Meeting is cancelled, and we are unable to complete the Business Combination or an initial business combination by the Termination Date, we will dissolve and liquidate in accordance with the existing charter.

When would the Board abandon the Extension Amendment Proposal?	We intend to hold the Extraordinary General Meeting to approve the Extension Amendment Proposal and only if the Board has determined as of the time of the Extraordinary General Meeting that we may not be able to complete the Business Combination or an initial business combination on or before August 3, 2024. If we complete the Business Combination or an initial business combination on or before August 3, 2024, we will not implement the Extension. Additionally, our Board will abandon the Extension Amendment if our shareholders do not approve the Extension Amendment Proposal. Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.

How do the Company insiders intend to vote their shares?	The Sponsor and all of our directors and officers, including previous officers and directors, are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal. Currently, our Sponsor, Former Sponsor and our current and prior officers and directors own approximately 46% of our issued and outstanding ordinary shares, consisting of 5,490,283 Founder Shares. Our Sponsor, directors and officers do not intend to purchase ordinary shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Extension Amendment Proposal.

What vote is required to adopt the proposals?

The approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least two-thirds of the ordinary shares of the Company present and entitled to vote on the record date.

The approval of the Adjournment Proposal will require the affirmative vote of a simple majority of holders of the issued and outstanding ordinary shares represented in person or by proxy.

What if I don’t want to vote “FOR” the Extension Amendment Proposal?	If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What happens if the Extension Amendment Proposal is not approved?

Our Board will abandon the Extension Amendment if our shareholders do not approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we have not consummated an initial business combination by the Termination Date, we will incur significant cost to extension of the Termination Date under the current terms of the existing charter or otherwise (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A Ordinary Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Class A Ordinary Shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

In the event of a liquidation, our Sponsor, directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or Private Warrants.

If the Extension Amendment Proposal is approved, what happens next?	If the Extension Amendment Proposal is approved, we will continue to attempt to consummate the Business Combination until the Extended Date. We expect to seek shareholder approval of the Business Combination. If shareholders approve the Business Combination, we expect to consummate the Business Combination as soon as possible following such shareholder approval. Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to complete the Business Combination within the requisite time period will require us to liquidate or incur significant cost to extend Termination Date under the current terms of the existing charter. If we liquidate, our public shareholders may only receive approximately $11.09 per share or less, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Upon approval of the Extension Amendment Proposal by holders of at least two-thirds of the ordinary shares of the Company present and entitled to vote as of the record date, we will amend our existing charter in the form set forth in Annex A hereto to extend the time it has to complete an initial business combination until the Extended Date. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and our units, Class A Ordinary Shares and public warrants will remain publicly traded.

What happens to the Company’s warrants if the Extension Amendment Proposal is not approved?	If the Extension Amendment Proposal is not approved and we have not consummated an initial business combination by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A Ordinary Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Class A Ordinary Shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to the Company’s warrants if the Extension Amendment Proposal is approved?	If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Extended Date. The public warrants will remain outstanding and only become exercisable until the later of the completion of our initial business combination and 12 months from the closing of our IPO, provided we have an effective registration statement under the Securities Act covering the Class A Ordinary Shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Am I able to exercise my redemption rights in connection with the Business Combination?	If you were a holder of ordinary shares as of the close of business on the record date for a meeting to seek shareholder approval of the Business Combination, you will be able to vote on the Business Combination. The Extraordinary General Meeting relating to the Extension Amendment Proposal does not affect your right to elect to redeem your public shares in connection with the Business Combination, subject to any limitations set forth in our existing charter (including the requirement to submit any request for redemption in connection with the Business Combination on or before the date that is one business day before the extraordinary general meeting of shareholders to vote on the Business Combination). If you disagree with the Business Combination, you will retain your right to redeem your public shares upon consummation of the Business Combination in connection with the shareholder vote to approve the Business Combination, subject to any limitations set forth in our existing charter.

How do I attend the meeting?

You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 1 State Street Plaza, 30th Floor, New York, New York 10004, or email proxy@continentalstock.com.

Shareholders will also have the option to listen to the Extraordinary General Meeting by telephone by calling:

	●	Within the U.S. and Canada: +1 800-450-7155 (toll-free)

	●	Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access: 3153946#. You will not be able to vote or submit questions unless you register for and log in to the Extraordinary General Meeting webcast as described herein.

How do I change or revoke my vote?

You may change your vote by e-mailing a later dated, signed proxy card to proxy@continentalstock.com, so that it is received by us prior to the Extraordinary General Meeting or by attending the Extraordinary General Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to us, which must be received by us prior to the Extraordinary General Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?	Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The Extension Amendment Proposal must be approved by the affirmative vote of at least two-thirds of the ordinary shares of the Company present and entitled to vote as of the record date of our ordinary shares, including the Founder Shares, voting together as a single class. Accordingly, a Company shareholder’s failure to vote by proxy or to vote online at the Extraordinary General Meeting or an abstention with respect to the Extension Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

The approval of the Adjournment Proposal requires the affirmative vote of a simple majority of the votes cast by shareholders represented in person or by proxy. Accordingly, a Company shareholder’s failure to vote by proxy or to vote online at the Extraordinary General Meeting will not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present at the Extraordinary General Meeting if one or more shareholders who together hold not less than a majority of the issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting are represented in person or by proxy at the Extraordinary General Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Extraordinary General Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Extraordinary General Meeting. As of the record date for the Extraordinary General Meeting, the Company estimates that approximately 1,830,094 Founder Shares and 2,171,558 Class A Ordinary Shares for a total of 4,001,652 of our ordinary shares would be required to achieve a quorum, which under the existing charter shall be one person holding or representing by proxy at least one third of the issued shares of the class and that any holder of shares of the class present in person or by proxy.

Who can vote at the Extraordinary General Meeting?

Only holders of record of our ordinary shares at the close of business on July 9, 2024, are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments or postponements. On this record date, the Company estimated 6,470,540 Class A Ordinary Shares, which are subject to redemption, and 5,490,283 Class B ordinary shares for a total of 11,960,823 total ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote online at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares online at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Extension Amendment Proposal?	Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board recommends that our shareholders vote “FOR” the Extension Amendment Proposal and the Adjournment Proposal.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?	Our Sponsor, directors and officers, including previous officers and directors, have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of 4,400,283 Founder Shares and 4,261,485 Private Warrants, which would expire worthless if an initial business combination is not consummated. See the section entitled “The Extension Amendment Proposal — Interests of our Sponsor, Directors and Officers.”

Do I have appraisal rights if I object to the Extension Amendment Proposal?	Our shareholders do not have appraisal rights in connection with the Extension Amendment Proposal.

What do I need to do now?	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?

If you are a holder of record of our ordinary shares, you may vote online at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating, and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote online if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares online at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my public shares?

If the Extension is implemented, each of our public shareholders may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any shareholder vote to approve a proposed initial business combination, or if we have not consummated an initial business combination by the Extended Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on July 29, 2024 (two business days before the Extraordinary General Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAAC Redemptions

E-mail: spacredemptions@continentalstock.com

What should I do if I receive more than one set of voting materials?	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?	We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Proxy Solicitor to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay the Proxy Solicitor their usual and customary fees. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages, and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our Proxy Solicitor:

Advantage Proxy, Inc.

Telephone number: 206-870-8565 or 1-877-870-8565 (toll free)

Email: ksmith@advantageproxy.com

Mail: PO Box 10904, Yakima, WA 98909

You may also contact us at:

Zalatoris II Acquisition Corp
31 Hudson Yards, 11th Floor

New York, NY, 10005

+(917) 675-3106

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	our ability to complete an initial business combination;

●	the anticipated benefits of an initial business combination;

●	the volatility of the market price and liquidity of our securities;

●	the use of funds not held in the Trust Account; and

●	the competitive environment in which our successor will operate following the Business Combination.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” set forth herein and in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 31, 2023, Quarterly Report on Form 10-Q filed with the SEC on November 22, 2023, and in other reports we file with the SEC. Risks regarding the Business Combination are also discussed in the Current Report on Form 8-K filed with the SEC on December 5, 2023. As previously disclosed in a Current Report on Form 8-K filed on July 5, 2024, the Company received a letter from the Nasdaq Stock Market LLC stating that the Nasdaq Hearing Panel granted the Company’s extension request for continued listing on The Nasdaq Capital Market (“Nasdaq”) until July 31, 2024, subject to satisfaction of the following condition: on or before July 31, 2024, the Company will have filed its Annual Report on Form 10-K for the fourth quarter and fiscal year ended December 31, 2023 (the “2023 Form 10-K”) and its Quarterly Report on Form 10-Q for the first quarter ended March 31, 2024 (the “Q1 2024 Form 10-Q” and together with the 2023 Form 10-K, collectively, the “Filings Due”) with the SEC to demonstrate compliance with Nasdaq Listing Rule 5250(c)(1) and all applicable standards for continued listing on Nasdaq. (Additional information regarding this corresponding risk is also set forth in the section entitled “Risk Factors”.) You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

Before deciding to invest in our securities, you should carefully consider all of the risks described in our in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 31, 2023, Quarterly Report on Form 10-Q filed with the SEC on November 22, 2023, and in other reports we file with the SEC. Risks regarding the Business Combination are also discussed in the Current Report on Form 8-K filed with the SEC on December 5, 2023. As previously disclosed in a Current Report on Form 8-K filed on July 5, 2024, the Company received a letter from the Nasdaq Stock Market LLC stating that the Nasdaq Hearing Panel granted the Company’s extension request for continued listing on Nasdaq until July 31, 2024, subject to satisfaction of the following condition: on or before July 31, 2024, the Company will have filed its 2023 Form 10-K and its Q1 2024 Form 10-Q as the Filings Due with the SEC to demonstrate compliance with Nasdaq Listing Rule 5250(c)(1) and all applicable standards for continued listing on Nasdaq. Additional information regarding the corresponding risk is set forth below under the following risk factor: “As a company listed on Nasdaq, we are subject to Nasdaq listing rules (the “Nasdaq Listing Rules”)”. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete an initial business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the Business Combination or an initial business combination will be consummated prior to the Extended Date. Our ability to consummate any initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek shareholder approval of the Business Combination with EcoHouse following the SEC declaring a registration statement on Form F-4 to be filed with the SEC. As of the date of this Proxy Statement, the Company cannot estimate when, or if, the SEC will declare the Form F-4 effective.

We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve the Business Combination. Even if the Extension or the Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

There are no assurances that we will have sufficient capital to make each Extension Payment for each one-month Extension.

Approving the Extension Amendment Proposal involves several risks. Even if the Extension Amendment Proposal is approved, we cannot assure you that we will have sufficient capital resources to make each Extension Payment by the applicable Deadline Date. The Company currently plans to cause the past extension payments due for each extension from May-June, June-July and July-August of 2024 to be made prior to this Extraordinary General Meeting, but provides no assurances that it will be able to do so.

We provide no assurances that an initial Business Combination will be consummated prior to the Extended Date. Our ability to consummate any initial Business Combination is dependent on a variety of factors, many of which are beyond our control. We are required to offer public shareholders the opportunity to redeem their Class A Ordinary Shares in connection with the Extension Amendment Proposal, and we will be required to offer our remaining public shareholders redemption rights again in connection with any shareholder vote to approve an initial Business Combination.

Even if the Extension Amendment Proposal or an initial Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with this Extension Amendment Proposal and an initial Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment, except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

As a company listed on Nasdaq, we are subject to Nasdaq listing rules (the “Nasdaq Listing Rules”).

As previously disclosed in a Current Report on Form 8-K filed on July 5, 2024, the Company received a letter from the Nasdaq Stock Market LLC stating that the Nasdaq Hearing Panel granted the Company’s extension request for continued listing on Nasdaq until July 31, 2024, subject to satisfaction of the following condition: on or before July 31, 2024, the Company will have filed the Filings Due with the SEC to demonstrate compliance with Nasdaq Listing Rule 5250(c)(1) and all applicable standards for continued listing on Nasdaq. If the Company is not able to file the Filings Due on or before July 31, 2024, Nasdaq may determine that the Company is in non-compliance with the Nasdaq Listing Rules and our securities may be subject to suspension or delisting from Nasdaq. For the avoidance of doubt, any filing of the Filings Due beyond July 31, 2024, would not comply with the extension granted by the Nasdaq Hearing Panel and Nasdaq may decide to delist the Company’s securities. Such a delisting would likely have a negative effect on the price of our securities and would impair your ability to sell or purchase our securities when you wish to do so. If a notice of our ultimate delisting were issued, we would expect to take additional actions to attempt to restore our compliance with Nasdaq’s Listing Rules, including but not limited to appeal such delisting decision, but we can provide no assurance that any such action taken by us would allow our securities to remain listed or become listed again.

Additionally, Nasdaq Listing Rule IM-5101-2 requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement. In connection with the Extension Amendment Proposal, we are seeking to extend our Termination Date up to August 3, 2025 (or approximately 48 months from the effectiveness of our IPO registration statement). If the Extension Amendment Proposal is adopted and we extend our Extended Date beyond 36 months of the effectiveness of our IPO registration statement, Nasdaq may determine that we are in non-compliance with the Nasdaq Listing Rules and our securities may be subject to suspension or delisting from Nasdaq. For the avoidance of doubt, any Extended Date beyond August 3, 2024, would not comply with Nasdaq Listing Rule IM-5101-2 as currently in force. Such a delisting would likely have a negative effect on the price of our securities and would impair your ability to sell or purchase our securities when you wish to do so. If a notice of our ultimate delisting were issued, we would expect to take actions to attempt to restore our compliance with Nasdaq’s Listing Rules, but we can provide no assurance that any such action taken by us would allow our securities to remain listed or become listed again.

The SEC issued rules to regulate special purpose acquisition companies that may increase our costs and the time needed to complete our initial business combination.

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on January 24, 2024, the SEC adopted rules (the “SPAC Rules”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; and the potential liability of certain participants in proposed business combination transactions. These rules may increase the costs of and the time needed to negotiate and complete an initial business combination, and may constrain the circumstances under which we could complete an initial business combination.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

There is currently some uncertainty concerning the applicability of the Investment Company Act of 1940 (the “Investment Company Act”) to a SPAC, including a Company like ours. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we instructed the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash in an interest-bearing bank deposit account until the earlier of the consummation of our initial business combination or our liquidation. As a result of the liquidation of securities in the Trust Account, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which may reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash in an interest-bearing bank deposit account until the earlier of consummation of our initial business combination or liquidation of the Company. Following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, the decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash may reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

In addition, even though we instructed the trustee to liquidate the securities held in the Trust Account prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may still be deemed to be an investment company. The longer that the funds in the Trust Account were held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, having instructed the trustee to liquidate the securities held in the Trust Account prior to the 24-month anniversary and instead holding all funds in the Trust Account in cash, the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company may be reduced.

The Committee on Foreign Investment in the United States may delay, prevent, or impose conditions on the Business Combination.

The Committee on Foreign Investment in the United States (“CFIUS”) has authority to review certain direct or indirect foreign investments in U.S. businesses. Among other things, CFIUS is authorized to require certain foreign investors to make mandatory filings and to self-initiate national security reviews of certain foreign direct and indirect investments in U.S. businesses if the parties to that investment choose not to file voluntarily. With respect to transactions that CFIUS considers presenting unresolved national security concerns, CFIUS has the power to suspend transactions, impose mitigation measures, and/or recommend that the President block pending transactions or order divestitures of completed transactions when national security concerns cannot be mitigated. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, whether the target company is a U.S. business, the level of beneficial ownership and voting interests acquired by foreign persons, and the nature of any information, control or governance rights received by foreign persons. For example, any investment that results in “control” of a U.S. business by a foreign person is within CFIUS’ jurisdiction. CFIUS’ expanded jurisdiction under the Foreign Investment Risk Review Modernization Act of 2018 and implementing regulations further includes investments that do not result in control of a U.S. business by a foreign person but that afford foreign persons certain information or governance rights in a “TID U.S. business,” that is, a U.S. business that: (i) produces, designs, tests, manufactures, fabricates, or develops “critical technologies”; (ii) owns or operates certain “critical infrastructure”; and/or (iii) maintains or collects “sensitive personal data,” all as defined in the CFIUS regulations.

The Company is a “foreign person” under CFIUS’ regulations. The Company is organized under the laws of the Cayman Islands and its principal place of business is in Cayman Islands. In addition, the Sponsor and the Founder have substantial ties to foreign persons, given that certain of the members of their boards of directors and management are foreign persons and foreign persons provided a majority of the funds invested in the Sponsor. Because the Company is not currently conducting any business in the United States, the Company believes that it should not be considered a U.S. business for CFIUS purposes.

CFIUS has broad discretion to interpret its regulations, and we cannot predict whether CFIUS may seek to review the Business Combination. If CFIUS were to determine that the Business Combination is within its jurisdiction, it might request that the parties submit a filing with respect to the Business Combination. A CFIUS review of the Business Combination could delay the completion of the Business Combination, and, if CFIUS identifies unresolved national security concerns as part of that review, CFIUS could impose conditions with respect to the Business Combination, recommend that the President of the United States prohibit the Business Combination, or, if the closing of the Business Combination has occurred, recommend that the President of the United States order Company to divest all or a portion of the EcoHouse shares that Company acquired without first obtaining CFIUS approval. Moreover, should CFIUS determine that any party to the Business Combination was required to make a filing with CFIUS but failed to do so, CFIUS could impose on such party the greater of a civil penalty not to exceed $250,000 or the value of the relevant transaction.

The time necessary for CFIUS review of the Business Combination or a decision by CFIUS to prohibit the Business Combination may also prevent the Business Combination from occurring before the Extended Date. These risks may limit the attractiveness of, and/or delay or prevent Company from pursuing, the Business Combination or, should the Business Combination not be completed, another initial business combination with certain target companies that Company believes would otherwise be attractive to its and its shareholders.

If the Company is unable to consummate the Business Combination, or another initial business combination, before the Extended Date, the Company will be required to wind up, redeem its public shares, and liquidate. In such event, the Company’s shareholders will miss the opportunity to benefit from an investment in a target company and the appreciation in value of such investment through a business combination. Additionally, there will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless in the event of the Company winding up.

Since the Sponsor and our directors and officers will lose their entire investment in us if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the Extraordinary General Meeting.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 4,320,283 Founder Shares and 4,261,485 Private Warrants issued pursuant to the sponsor handover transaction. As a consequence, a liquidating distribution will be made only with respect to the public shares. In addition, certain of executive officers may have beneficial interests in the Sponsor. All of such investments would expire worthless if an initial business combination is not consummated. Additionally, such persons can earn a positive rate of return on their overall investment in the combined company after an initial business combination, even if other holders of our ordinary shares experience a negative rate of return. The personal and financial interests of our Sponsor, directors and officers may be influenced their motivation in identifying and selecting EcoHouse for its target business combination and consummating the Business Combination in order to close the Business Combination and therefore may have interests different from, or in addition to, your interests as a shareholder in connection with the proposals at the Extraordinary General Meeting.

We have incurred and expect to incur significant costs associated with the Business Combination. Whether or not the Business Combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if the Business Combination is not completed.

We and EcoHouse expect to incur significant transaction and transition costs associated with the Business Combination and operating as a public company following the closing of the Business Combination. We and EcoHouse may also incur additional costs to retain key employees. Certain transaction expenses incurred in connection with the Business Combination Agreement, including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be paid by the combined company following the closing of the Business Combination. Even if the Business Combination is not completed, the Company estimates that it has incurred approximately $2.5 million in expenses in aggregate. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if the Business Combination is not completed.

BACKGROUND

We are a blank check company formed in the Cayman Islands on March 11, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses.

The Company estimates that there are currently 6,470,540 Class A Ordinary Shares, which are subject to redemption, and 5,490,283 Class B Ordinary Shares for a total of 11,960,823 total ordinary shares issued and outstanding. In March 2021, our Former Sponsor (as defined below) purchased 5,750,000 shares of our Class B ordinary shares (the “Founder Shares”) for an aggregate purchase price of $25,000. This amount was paid on behalf of the Company to cover certain expenses. The Founder Shares included an aggregate of up to 750,000 shares subject to forfeiture by the Former Sponsor to the extent that the underwriter’s overallotment was not exercised in full or in part, so that the number of founder shares collectively represent 20% of the Company’s issued and outstanding shares after the IPO. Since the underwriter did not exercise the over-allotment option in full, the Former Sponsor surrendered 259,717 Founder Shares, which were forfeited by the Company. As a result of such forfeiture, there are currently 5,490,283 Founder Shares issued and outstanding.

Pursuant to the Letter Agreement, the Sponsor and the Company’s directors and executive officers agreed, subject to certain limited exceptions, not to transfer, assign or sell any of the founder shares until the earlier of (A) one year after the completion of a business combination and (B) subsequent to a business combination, (x) if the last reported sale price of the public shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 120 days after a business combination, or (y) the date on which the Company completes a liquidation, merger, amalgamation, stock exchange, reorganization or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property.

On August 3, 2021, we consummated our IPO of 20,000,000 Units, including the issuance of 1,961,131 Units as a result of the underwriter’s partial exercise of its over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share, and one-third of one redeemable warrant of the Company. Each whole warrant entitles the holder thereof to purchase one Class A ordinary share for $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $200,000,000.

Simultaneously with the closing of the IPO, we consummated the sale of 4,000,000 private placement warrants at a price of $1.50 per warrant in a private placement to our Former Sponsor generating proceeds of $6,000,000. On August 16, 2021, the underwriter partially exercised the over-allotment option and on August 19, 2021, purchased an additional 1,961,131 Units at $10.00 per Unit, generating additional gross proceeds of $19,611,310. In addition, we issued 261,485 private placement warrants (together with the 4,000,000 private placement warrants from the IPO, totalling 4,261,485 private placement warrants, collectively, the “Private Warrants”) to our former sponsor, generating additional gross proceeds of approximately $392,228.

On July 10, 2023, pursuant to the Sponsor Handover Agreement, Former Sponsor sold and assigned 4,400,283 Founder Shares and 4,261,485 Private Warrants to acquire 4,261,485 Class A ordinary shares to Sponsor for a total purchase price of $250,000 and expense reimbursement of $25,000. Following such transaction, the Former Sponsor retained 1,000,000 Class B Ordinary Shares, and three independent directors of the Company as of the date of the Sponsor Handover Agreement each retained 30,000 Class B Ordinary Shares for an aggregate of 90,000 Class B Ordinary Shares. In addition, on July 27, 2023, the Former Sponsor and the Company entered into that certain Waiver of Promissory Note dated July 27, 2023, in connection with the Promissory Note dated March 19, 2021 entered into between the Former Sponsor and the Company (as previously disclosed and set forth as Exhibit 10.3 to the Current Report on Form 8-K filed on July 27, 2023). On August 8, 2023, the Sponsor transferred 20,000 Founder Shares to each of Paul Davis, Llewellyn Farquharson, Adeel Rouf, and Demetris Demetriou for an aggregate of 80,000 Founder Shares, and retained ownership of the remaining 4,320,283 Founder Shares.

The warrants will become exercisable on the later of (a) 12 months from the closing of the IPO and (b) 30 days after the completion of an initial combination. The Company may redeem the warrants in accordance with the Warrant Agreement, dated July 29, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (previously disclosed and set forth as Exhibit 4.1 to the Current Report on Form 8-K filed August 3, 2021. We have the ability to redeem the outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant if, among other things, the last reported sale price of Class A ordinary shares for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders (the “Reference Value”) equals or exceeds $18.00 per share (as adjusted). If and when the warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying securities for sale under all applicable state securities laws. As a result, we may redeem the warrants as set forth above even if the holders are otherwise unable to exercise the warrants. Redemption of the outstanding warrants as described above could force you to: (1) exercise your warrants and pay the exercise price therefor at a time when it may be disadvantageous for you to do so; (2) sell your warrants at the then-current market price when you might otherwise wish to hold your warrants; or (3) accept the nominal redemption price which, at the time the outstanding warrants are called for redemption, we expect would be substantially less than the market value of your warrants.

In addition, we have the ability to redeem the outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.10 per warrant if, among other things, the Reference Value equals or exceeds $10.00 per share (as adjusted). In such a case, the holders will be able to exercise their warrants prior to redemption for a number of Class A Ordinary Shares determined based on the redemption date and the fair market value of our Class A Ordinary Shares. The value received upon exercise of the warrants (1) may be less than the value the holders would have received if they had exercised their warrants at a later time where the underlying share price is higher and (2) may not compensate the holders for the value of the warrants, including because the number of ordinary shares received is capped at 0.361 Class A Ordinary Shares per warrant (subject to adjustment) irrespective of the remaining life of the warrants.

A total of $69.8 million of the proceeds from our IPO and the simultaneous sale of the Private Warrants in a private placement transaction was placed in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee, invested in U.S. “government securities,” within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act, until the earlier of: (i) the consummation of a business combination or (ii) the distribution of the proceeds in the Trust Account as described below.

The Company estimates approximately $71,763,780.48 was held in the Trust Account as of the record date. The mailing address of the Company’s principal executive office is 31 Hudson Yards, 11th Floor, New York, NY, 10005.

EcoHouse Business Combination

As previously announced, we entered into the Business Combination Agreement on December 5, 2023. Pursuant to the Business Combination Agreement, the parties agreed, subject to the terms and conditions of the Business Combination Agreement, to effect the Business Combination. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on December 5, 2023.

We are not aware of any material regulatory approvals or actions that are required for completion of the Business Combination. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained. This includes any potential review by a U.S. government entity, such as CFIUS, on account of certain foreign ownership restrictions on U.S. businesses.

While we are using our best efforts to complete the Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain approval of the Extension Amendment. Without the approval of the Extension Amendment, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before August 3, 2024. If that were to occur, we may incur significant cost to extend of the Termination Date under the current terms of the existing charter or otherwise we would be precluded from completing the Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the Business Combination.

Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension Amendment, our failure to complete the Business Combination within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive approximately $11.09 per share or less, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

You are not being asked to vote on the Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated the Business Combination by the Extended Date.

THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its existing charter to extend the date by which the Company has to consummate an initial business combination from the Termination Date to the Extended Date.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to allow the Company more time to complete the Business Combination.

If the Extension Amendment Proposal is not approved and we have not consummated an initial business combination by August 3, 2024, we will incur significant cost to extend of the Termination Date under the current terms of the existing charter or otherwise (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A Ordinary Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Class A Ordinary Shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations to provide for claims of creditors and other requirements of applicable law.

We reserve the right at any time to cancel the Extraordinary General Meeting and not to submit to our shareholders the Extension Amendment Proposal and implement the Extension Amendment.

The Board believes that given our expenditure of time, effort and money on the Business Combination, circumstances warrant providing public shareholders an opportunity to consider the Business Combination and that it is in the best interests of our shareholders that we obtain the Extension. The Board believes that the Business Combination will provide significant benefits to our shareholders. For more information about the Business Combination, see Company’s Current Report on Form 8-K filed with the SEC on December 5, 2023.

A copy of the proposed amendment to the existing charter of the Company is attached to this Proxy Statement in Annex A.

Reasons for the Extension Amendment Proposal

The Company’s existing charter provides that the Company has until August 3, 2024, to complete the purposes of the Company. The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination and at a lower incremental and aggregate cost for each Extension.

As previously announced, we entered into the Business Combination Agreement on December 5, 2023. Pursuant to the Business Combination Agreement, the parties agreed, subject to the terms and conditions of the Business Combination Agreement, to effect the Business Combination. While we are using our best efforts to complete the Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain approval of the Extension Amendment. Without the Extension Amendment, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before August 3, 2024. If that were to occur, we may incur significant cost to extend of the Termination Date under the current terms of the existing charter or otherwise we would be precluded from completing the Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the Business Combination.

If the Extension Amendment is approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination Agreement (including, without limitation, receipt of shareholder approval of the Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

The Company’s IPO prospectus and existing charter provide that the affirmative vote of the holders of at least two-thirds of the ordinary shares of the Company, including the Founder Shares, is required to extend our corporate existence, except in connection with, and effective upon, consummation of an initial business combination. Additionally, our IPO prospectus and existing charter provide for all public shareholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that an initial business combination would be in the best interests of our shareholders, and because we will not be able to conclude an initial business combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we have to complete an initial business combination beyond the Termination Date to the Extended Date. We intend to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of the Business Combination.

We believe that the foregoing existing charter provision was included to protect Company shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the existing charter. We also believe that, given the Company’s expenditure of time, effort and money on finding a business combination and our entry into the Business Combination Agreement with respect to the Business Combination, circumstances warrant providing public shareholders an opportunity to consider the Business Combination.

If the Extension Amendment Proposal is Not Approved

Shareholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our shareholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we have not consummated an initial business combination by August 3, 2024, we will incur significant cost to extend such Termination Date under the current terms of the existing charter or otherwise (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A Ordinary Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Class A Ordinary Shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor, directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Warrants.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, the Company will amend its existing charter in the form set forth in Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its Units, Class A Ordinary Shares and public warrants will remain publicly traded. The Company will then continue to work to consummate the Business Combination by the Extended Date.

Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders, subject to the terms of the Business Combination Agreement. We reserve the right at any time to cancel the Extraordinary General Meeting, and not to submit to our shareholders the Extension Amendment Proposal or implement the Extension Amendment. In the event the Extraordinary General Meeting is cancelled, we will dissolve and liquidate in accordance with the existing charter.

You are not being asked to vote on the Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, each public shareholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension Amendment will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated an initial business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT PROPOSAL PRIOR TO 5:00 P.M. EASTERN TIME ON JULY 29, 2024.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on July 29, 2024 (two business days before the Extraordinary General Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Redemptions, e-mail: spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on July 29, 2024 (two business days before the Extraordinary General Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the Extraordinary General Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on July 29, 2024 (two business days before the Extraordinary General Meeting) will not be redeemed for cash held in the Trust Account on such redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the Redemption Price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $11.09 at the time of the Extraordinary General Meeting based on the Company’s estimate of $71,763,780.48 in the Trust Account. The closing price of the Company’s Class A Ordinary Shares on the record date was $10.96.

If you exercise your redemption rights, you will be exchanging your Class A Ordinary Shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on July 29, 2024 (two business days before the Extraordinary General Meeting). The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the Redemption Price for such shares soon after the completion of the Extension Amendment.

Vote Required for Approval

The affirmative vote by holders of at least two-thirds of the ordinary shares of the Company present and entitled to vote, including the Founder Shares, is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and, if an initial business combination has not been consummated by August 3, 2024, the Company will be required by its existing charter to incur significant cost to extension of the Termination Date under the current terms of the existing charter or otherwise (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A Ordinary Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Class A Ordinary Shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations to provide for claims of creditors and other requirements of applicable law. Shareholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement such amendment unless our shareholders approve the Extension Amendment Proposal.

Our Sponsor and all of our directors and officers are expected to vote any ordinary shares owned by them in favor of the Extension Amendment Proposal. On the record date, our Sponsor, Former Sponsor, directors and officers, including previous officers and directors, beneficially owned and were entitled to vote an aggregate of 5,490,283 Founder Shares, representing approximately 46% of the Company’s issued and outstanding Ordinary Shares. Our Sponsor, directors and officers do not intend to purchase Class A Ordinary Shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Extension Amendment.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers, and members of our Board and special advisors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	the fact that our Sponsor holds 4,320,283 Founder Shares and 4,261,485 Private Warrants, such securities may be beneficially owned by our officers and directors. In addition, certain of our executive officers may have beneficial interests in the Sponsor. All of such investments would expire worthless if a business combination is not consummated; on the other hand, if a business combination is consummated, such investments could earn a positive rate of return on their overall investment in the combined company, even if other holders of our Ordinary Shares experience a negative rate of return;

●	pursuant to the Letter Agreement, in the event of the liquidation of the Trust Account, the Sponsor (which for purposes of clarification shall not extend to any other shareholders, members or managers of the Sponsor) agrees to indemnify and hold harmless the Company against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) to which the Company may become subject as a result of any claim by (i) any third party for services rendered (other than the Company’s independent registered public accountants) or products sold to the Company or (ii) a prospective target business with which the Company has discussed entering into a transaction agreement (a “Target”); provided, however, that such indemnification of the Company by the Sponsor shall apply only to the extent necessary to ensure that such claims by a third party for services rendered (other than the Company’s independent registered public accountants) or products sold to the Company or a Target do not reduce the amount of funds in the Trust Account to below (i) $10.00 per Ordinary Shares sold as part of the Units in the IPO (the “Offering Share”) or (ii) such lesser amount per Offering Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case, net of the amount of interest earned on the property in the Trust Account which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended; in the event that any such executed waiver is deemed to be unenforceable against such third party, the Sponsor shall not be responsible to the extent of any liability for such third party claims; the Sponsor shall have the right to defend against any such claim with counsel of its choice reasonably satisfactory to the Company if, within 15 days following written receipt of notice of the claim to the Sponsor, the Sponsor notifies the Company in writing that it shall undertake such defense; and

●	the fact that certain of our officers or directors have not yet received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the extraordinary general meeting to vote on a proposed initial business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

See our Current Report on Form 8-K filed with the SEC on December 5, 2023, for more information about the interests of our Sponsor, directors, and officers in the Business Combination.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Our existing charter provides that the Company has until August 3, 2024 to complete the purposes of the Company. As previously announced, we entered into the Business Combination Agreement on December 5, 2023. Pursuant to the Business Combination Agreement, the parties agreed, subject to the terms and conditions of the Business Combination Agreement, to effect the Business Combination. While we are using our best efforts to complete the Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain approval of the Extension Amendment. Without the approval of the Extension Amendment, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before August 3, 2024. If that were to occur, we would incur significant cost to extend the Termination Date under the current terms of the existing charter, and would be forced to consider liquidation even if our shareholders are otherwise in favor of consummating the Business Combination. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on December 5, 2023.

Our existing charter states that if the Company’s shareholders approve an amendment to the Company’s existing charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete an initial business combination before August 3, 2024, the Company will provide its public shareholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter.

In addition, the Company’s IPO prospectus and existing charter provide that the affirmative vote of the holders of at least two-thirds of the ordinary shares of the Company present and entitled to vote, including the Founder Shares, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, an initial business combination. We believe that, given the Company’s expenditure of time, effort and money on finding an initial business combination and our entry into the Business Combination Agreement with respect to the Business Combination, circumstances warrant providing public shareholders an opportunity to consider the Business Combination. Because we continue to believe that the Business Combination would be in the best interests of our shareholders, the Board has determined to seek shareholder approval to extend the date by which we have to complete an initial business combination beyond August 3, 2024 to the Extended Date, in the event we cannot consummate an initial business combination by August 3, 2024.

The Company is not asking you to vote on the Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Business Combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, in the event the Business Combination is approved and completed or the Company has not consummated another business combination by the Extended Date. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on December 5, 2023.

After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its shareholders.

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the Extension Amendment Proposal. In no event will our Board adjourn the Extraordinary General Meeting beyond August 3, 2024.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of a simple majority of holders of the issued and outstanding ordinary shares represented in person or by proxy at the Extraordinary General Meeting.

Accordingly, a Company shareholder’s failure to vote by proxy or to vote online at the Extraordinary General Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our Class A Ordinary Shares with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code,” the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS,” and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold Class A Ordinary Shares as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own 5 percent or more of the Class A Ordinary Shares of the Company, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A Ordinary Shares as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A Ordinary Shares, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A Ordinary Shares, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR CLASS A ORDINARY SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our Class A Ordinary Shares that elect to have their Class A Ordinary Shares of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Class A Ordinary Shares of the Company and is:

●	an individual who is a United States citizen or resident of the United States;

●	a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

●	a trust (a) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (b) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Class A Ordinary Shares

In the event that a U.S. Holder’s Class A Ordinary Shares of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A Ordinary Shares under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares both before and after the redemption. The redemption of Class A Ordinary Shares generally will be treated as a sale of the Class A Ordinary Shares (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A Ordinary Shares which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A Ordinary Shares must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A Ordinary Shares will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”

U.S. Holders of our Class A Ordinary Shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A Ordinary Shares of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Ordinary Shares Treated as a Sale

If the redemption qualifies as a sale of Class A Ordinary Shares, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A Ordinary Shares so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A Ordinary Shares is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A Ordinary Shares based upon the then fair market values of the Class A Ordinary Shares and the one-third of one warrant included in the Unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A Ordinary Shares so redeemed. A U.S. Holder’s adjusted tax basis in its Class A Ordinary Shares generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A Ordinary Shares or the U.S. Holder’s initial basis for Class A Ordinary Shares upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A Ordinary Shares, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A Ordinary Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A Ordinary Shares and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Class A Ordinary Shares Treated as a Sale.” Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our Class A Ordinary Shares that elect to have their Class A Ordinary Shares of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Class A Ordinary Shares of the Company and is not a U.S. Holder.

Redemption of Class A Ordinary Shares

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A Ordinary Shares generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A Ordinary Shares, as described under “U.S. Federal Income Tax Considerations to U.S. Holders.”

Non-U.S. Holders of our Class A Ordinary Shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A Ordinary Shares of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Ordinary Shares Treated as a Sale

If the redemption qualifies as a sale of Class A Ordinary Shares, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A Ordinary Shares of the Company, unless:

●	the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

●	the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

●	we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our Class A Ordinary Shares, and, in the case where our Class A Ordinary Shares are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our Class A Ordinary Shares at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for our Class A Ordinary Shares. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A Ordinary Shares, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of our Class A Ordinary Shares, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its Class A Ordinary Shares and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A Ordinary Shares, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares.” Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

THE EXTRAORDINARY GENERAL MEETING

Overview

Date, Time and Place. The Extraordinary General Meeting of the Company’s shareholders will be held at 10:00 a.m. Eastern Time on July 31, 2024, as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Extraordinary General Meeting via a live webcast available at https://www.cstproxy.com/zalatorisii/2024. If you plan to attend the virtual online Extraordinary General Meeting, you will need your 12-digit control number to vote electronically at the Extraordinary General Meeting. The meeting will be held virtually over the internet by means of a live audio webcast. Only shareholders who own our ordinary shares as of the close of business on the record date will be entitled to attend the virtual meeting.

To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our ordinary shares.

If your shares are registered in your name with our transfer agent and you wish to attend the online-only virtual meeting, go to https://www.cstproxy.com/zalatorisii/2024 and enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial shareholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial shareholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent, a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial shareholders should contact our transfer agent no later than 72 hours prior to the meeting date.

Shareholders will also have the option to listen to the Extraordinary General Meeting by telephone by calling:

●	Within the U.S. and Canada: +1 800-450-7155 (toll-free)

●	Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access: 3153946#. You will not be able to vote or submit questions unless you register for and log in to the Extraordinary General Meeting webcast as described herein.

Voting Power; record date. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned the Company’s Class A Ordinary Shares at the close of business on July 9, 2024, the record date for the Extraordinary General Meeting. You will have one vote per proposal for each share of the Company’s ordinary shares you owned at that time. The Company’s warrants do not carry voting rights.

Votes Required. Approval of the Extension Amendment Proposal requires the affirmative vote of at least two-thirds of the ordinary shares of the Company present and entitled to vote at the Extraordinary General Meeting. Approval of the Adjournment Proposal will require the affirmative vote of a simple majority of holders of the issued and outstanding ordinary shares represented in person or by proxy at the Extraordinary General Meeting. If you do not vote or if you abstain from voting on a proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

At the close of business on the record date of the Extraordinary General Meeting, the Company estimates that there were 6,470,540 Class A Ordinary Shares, which are subject to redemption, and 5,490,283 Class B Ordinary Shares for a total of 11,960,823 total ordinary shares outstanding, each of which entitles its holder to cast one vote.

If you do not want the Extension Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal, so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the Redemption Price for such shares soon after the completion of the Extension Amendment Proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited by the Board on the proposals being presented to shareholders at the Extraordinary General Meeting. The Company has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Extraordinary General Meeting if you are a holder of record of the Company’s ordinary shares. You may contact the Proxy Solicitor at:

Advantage Proxy, Inc.

Telephone number: 206-870-8565 or 1-877-870-8565 (toll free)

Email: ksmith@advantageproxy.com

Mail: PO Box 10904, Yakima, WA 98909

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s ordinary shares as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of the Company’s Ordinary Shares, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

●	each of our executive officers and directors that beneficially owns ordinary shares; and

●	all our officers and directors as a group.

As of the record date, the Company estimates that there were approximately 6,470,540 Class A Ordinary Shares, which are subject to redemption, and approximately 5,490,283 Class B Ordinary Shares for a total of approximately 11,960,823 total ordinary shares issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. Currently, each Class B Ordinary Share is convertible into a Class A Ordinary Share on a one-for-one basis.

	Class A Ordinary Shares		Class B Ordinary Shares(2)		Approximate
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class**	Number of Shares Beneficially Owned	Approximate Percentage of Class	Percentage of Outstanding Common Stock
Spyridon Bonatsos(2)(3)	—	—	4,320,283	*	—%
Henry Bruce(2)	—	—	20,000	*	—%
Adeel Rouf(2)(11)	—	—	20,000	*	—%
Demetris Demetriou(2)	—	—	20,000	*	—%
Vik Mittal(2)	—	—	20,000	*	—%
All directors and executive officers as a group (5 individuals)	—	—	100,000	1.82%	—%
Other 5% and Greater Shareholders
J. Streicher Holdings, LLC(4)(11)	—	—	4,320,283	78.69%	—%
XPAC Sponsor LLC(5)(10)	—	—	1,000,000	18.21%	—%
Glazer Capital, LLC(7)	510,798	7.89%	—	—	—%
Periscope Capital Inc.(8)	544,069	8.41%	—	—	—%
TRUXT Investimentos Ltda(9)	—	—	—	—	—%
TRUXT Brazil Long Bias(9)	—	—	—	—	—%
First Trust Merger Arbitrage Fund(12)	599,000	9.26%	—	—	—%
First Trust Capital Management L.P.(12)	644,000	9.95%	—	—	—%
First Trust Capital Solutions L.P.(12)	644,000	9.95%	—	—	—%
FTCS Sub GP LLC(12)	644,000	9.95%	—	—	—%
Fir Tree Capital Management LP(13)	371,537	5.74%	—	—	—%
Meteora Capital, LLC(14)	428,032	6.62%	—	—	—%
Mizuho Financial Group, Inc.(15)	474,985	7.34%	—	—	—%
Cowen and Company, LLC(16)	437,578	6.76%	—	—	—%

*	Less than 1%

**	These percentages are based on the Company’s estimate of 6,470,540 Class A Ordinary Shares (rather than the 6,514,674 Class A Ordinary Shares existing at the time of the filing of each Schedule 13G).

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Zalatoris II Acquisition Corp., 31 Hudson Yards, 11th Floor, New York, New York 10005.

(2)	Interests shown consist solely of Founder Shares, classified as shares of Class B Ordinary Shares, and convertible into shares of Class A Ordinary shares on a one-for-one basis, subject to adjustment.

(3)	These shares represent 4,320,283 shares of Class B ordinary shares of the issuer held by J. Streicher Holdings, LLC, our sponsor, and 20,000 shares of Class B ordinary shares of the issuer to be held by Mr. Bonatsos in his personal capacity. While Mr. Bonatsos may be deemed to have beneficial ownership of the shares of Class B ordinary shares held by the Sponsor, Mr. Bonatsos disclaims any beneficial ownership of such Sponsor held shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly. Mr. Bonatsos claims all beneficial ownership of the 20,000 shares of Class B ordinary shares of the issuer which he shall hold in personal capacity.

(4)	Jaleel Lewis, Chief Executive Officer for J. Streicher Holdings, LLC, may be deemed to share beneficial ownership of the securities held of record by such sponsor. Mr. Lewis disclaims any such beneficial ownership except to the extent of his respective pecuniary interest.

(5)	According to a Form 4 filed with the SEC on July 27, 2023, on behalf of XPAC sponsor LLC and XP Inc. The business address of these reporting persons is 55 West 46th Street, 30th Floor, New York, New York 10036.

(6)	According to a Schedule 13G/A filed with the SEC on September 8, 2023, filed jointly pursuant to a Joint Filing Agreement of even date therewith, on behalf of Westchester Capital Management, LLC, Westchester Capital Partners, LLC, Virtus Investment Advisers, Inc., and The Merger Fund. Westchester Capital Management, LLC, beneficially owns 636,530 shares, while Westchester Capital Partners, LLC beneficially owns 7,503 shares, Virtus Investment Advisers, Inc. beneficially owns 574,196 shares, and The Merger Fund beneficially owns 487,219 shares. The business address of Westchester Capital Management, LLC and Westchester Capital Partners, LLC is 100 Summit Drive, Valhalla, NY 10595. The business address of Virtus Investment Advisers, Inc. is One Financial Plaza, Hartford, CT 06103. The business address of The Merger Fund is 101 Munson Street, Greenfield, MA 01301-9683.

(7)	According to a Schedule 13G/A filed with the SEC on February 14, 2024, on behalf of Glazer Capital LLC and Paul J. Glazer pursuant to Rule 13d-(1)(b). The business address of these reporting persons is 250 West 55th Street, Suite 30A, New York, New York 10019.

(8)	According to Schedule G filed with the SEC on February 9, 2024, on behalf of Periscope Capital Inc. (“Periscope”) pursuant to Rule 13d-(1)(b). Periscope, which is the beneficial owner of 171,264 shares of Ordinary Shares, acts as investment manager of, and exercises investment discretion with respect to, certain private investment funds (each, a “Periscope Fund”) that collectively directly own 372,805 shares of Ordinary Shares. The business address of these reporting persons is 333 Bay Street, Suite 1240, Toronto, Ontario, Canada M5H 2R2.

(9)

According to Schedule 13G/A filed with the SEC on January 31, 2024, pursuant to Rule 13d-1(c), on behalf of Bruno de Godoy Garcia as Director, with an address at Av. Ataulfo de Paiva, 153, 6 floor, Leblon, Rio de Janeiro, RJ, 22440-032 Brazil, TRUXT Investimentos Ltda (“TRUXT”) and Bruno de Godoy Garcia have shared voting and dispositive power over 0 units. Mr. Garcia is the Chief Investment Officer and a controlling person of TRUXT. TRUXT is the investment manager, and Mr. Garcia is the portfolio manager, of TRUXT Brazil Long Bias, a Cayman Islands corporation. TRUXT, Mr. Garcia, and TRUXT Brazil Long Bias may be deemed to share voting and dispositive power with respect to 0 units held by TRUXT Brazil Long Bias. TRUXT, Mr. Garcia and TRUXT Brazil Long Bias expressly disclaim beneficial ownership of all units held by TRUXT Brazil Long Bias. Amount beneficially owned: TRUXT Brazil Long Bias: 0, TRUXT Investimentos Ltda: 0, Bruno de Godoy Garcia: 0; Percent of class: TRUXT Brazil Long Bias: 0.0%, TRUXT Investimentos Ltda: 0.0%, Bruno de Godoy Garcia: 0.0%; Number of shares as to which the person has: (i) Sole power to vote or to direct the vote: 0 for all reporting persons, (ii) Shared power to vote or to direct the vote: TRUXT Brazil Long Bias: 0, TRUXT Investimentos Ltda: 0, Bruno de Godoy Garcia: 0, (iii) Sole power to dispose or to direct the disposition of: 0 for all reporting persons, (iv) Shared power to dispose or to direct the disposition of: TRUXT Brazil Long Bias: 0, TRUXT Investimentos Ltda: 0, Bruno de Godoy Garcia: 0.

According to a Schedule 13G filed with the SEC on February 1, 2024, pursuant to Rule 13d-1(c), on behalf of Bruno de Godoy Garcia as Director, with an address at Av. Ataulfo de Paiva, 153, 6 floor, Leblon, Rio de Janeiro, RJ, 22440-032 Brazil. TRUXT Investimentos Ltda (“TRUXT”) and Bruno de Godoy Garcia have shared voting and dispositive power over 649,985 redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share. Mr. Garcia is the Chief Investment Officer and a controlling person of TRUXT. TRUXT is the investment manager, and Mr. Garcia is the portfolio manager, of TRUXT Brazil Long Bias, a Cayman Islands corporation. TRUXT, Mr. Garcia, and TRUXT Brazil Long Bias may be deemed to share voting and dispositive power with respect to 573,610 redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share held by TRUXT Brazil Long Bias. TRUXT, Mr. Garcia and TRUXT Brazil Long Bias expressly disclaim beneficial ownership of all units held by TRUXT Brazil Long Bias.

(10)

On July 10, 2023, the Company entered into the Sponsor Handover Agreement whereby Former Sponsor, XPAC Sponsor LLC, a Cayman Islands limited liability company, retained 1,000,000 Class B Ordinary Shares and the three independent directors of the Company (as of the date of the Sponsor Handover Agreement) shall each retain 30,000 Class B Ordinary Shares.

According to the Form 4/A filed by XPAC Sponsor LLC: On July 27, 2023, the issuer’s name was changed from XPAC Acquisition Corp. to Zalatoris II Acquisition Corp. As described in the issuer’s registration statement on Form S-1 (File No. 333-256097) under the heading “Description of Securities—Founder Shares,” the Class B Ordinary Shares, par value $0.0001 per share, will automatically convert into Class A Ordinary Shares, par value $0.0001 per share, at the time of the issuer’s initial business combination, or earlier at the option of the holder, on a one-for-one basis, subject to certain adjustment, and have no expiration date. As disclosed in a Current Report on Form 8-K filed by the issuer on July 27, 2023, XPAC Sponsor LLC transferred to J. Streicher Holdings, LLC (i) 4,400,283 Class B Ordinary Shares, and (ii) 4,261,485 Private Warrants issued by the issuer and convertible into 4,261,485 Class A ordinary shares in certain circumstances described in the issuer’s registration statement on Form S-1 (File No. 333-256097) under the heading “Description of Securities—Redeemable Warrants—Private Placement Warrants”. The Sponsor is the reporting person of the 1,000,000 Class B Ordinary Shares reported therein. The sole member of the Sponsor, XP Inc., by virtue of its control over the Sponsor, may be deemed to beneficially own shares held by the Sponsor.

Note: On August 8, 2023, the Sponsor transferred 20,000 Founder Shares to each of Paul Davis, Llewellyn Farquharson, Adeel Rouf, and Demetris Demetriou for an aggregate of 80,000 Founder Shares, and retained ownership of the remaining 4,320,283 Founder Shares.

According to the Schedule 13D filed by XPAC Sponsor LLC on July 27, 2023, the 1,000,000 Class B Ordinary Shares that are convertible for Class A Ordinary Shares of the issuer as described under the heading “Description of Securities” in the issuer’s Registration Statement on Form S-1 (File No. 333-256097). The Class B Ordinary Shares are held directly by XPAC Sponsor LLC; the sole member of XPAC Sponsor LLC is XP Inc.; by virtue of its control over XPAC Sponsor LLC, XP Inc. may be deemed to beneficially own shares held by XPAC Sponsor LLC.

(11)

Each of the following were filed on November 3, 2023, for the reporting date of August 8, 2023.

According to the Form 4 filed by J. Streicher Holdings, LLC, the 4,320,283 Class B Ordinary Shares have no expiration date and will automatically convert into Class A Ordinary Shares at the time of the initial business combination of Zalatoris II Acquisition Corp on a one-for-one basis, subject to adjustment as set forth in the issuer’s registration statement on Form S-1 (File No. 333-253967); the 4,320,283 shares of Class B Ordinary Shares of Zalatoris II Acquisition Corp held by J. Streicher Holdings, LLC remain with the Sponsor following its transfer of 20,000 Founder Shares to each of Paul Michael Davis, Llewellyn Farquharson, Adeel Rouf and Pantelis Dimitriou for an aggregate of 80,000 Founder Shares transferred to such officers.

According to the Form 3 filed by J. Streicher Holdings, LLC for the 4,261,485 directly held Class B Ordinary Shares, which as described in Zalatoris II Acquisition Corp’s registration statement on Form S-1 (File No. 333-256097) under the heading “Description of Securities-Founder Shares”, such Class B Ordinary Shares, par value $0.0001, will automatically convert into Class A common stock, par value $0.0001, of Zalatoris II Acquisition Corp. at the time of the initial business combination transaction on a one-for-one basis, subject to adjustment for share splits, share capitalizations, reorganizations, recapitalizations and the like, and certain anti-dilution rights and have no expiration date.

According to the Form 3 filed by Adeel Rouf for the 20,000 directly held Class B Ordinary Shares, which as described in Zalatoris II Acquisition Corp’s registration statement on Form S-1 (File No. 333-253967) under the heading “Description of Securities-Founder Shares”, such Class B Ordinary Shares, par value $0.0001, will automatically convert into Class A common stock, par value $0.0001, of Zalatoris II Acquisition Corp. at the time of the initial business combination transaction on a one-for-one basis, subject to adjustment for share splits, share capitalizations, reorganizations, recapitalizations and the like, and certain anti-dilution rights and have no expiration date.

(12)	According to the Schedule 13G filed as of December 31, 2023 pursuant to Rule 13d-1(b), filed jointly by First Trust Merger Arbitrage Fund, a series of Investment Managers Series Trust II, an investment company registered under the Investment Company Act of 1940 (“VARBX”), First Trust Capital Management L.P., an investment adviser registered with the SEC that provides investment advisory services to, among others, series of Investment Managers Series Trust II, an investment company registered under the Investment Company Act of 1940, specifically First Trust Multi-Strategy Fund and VARBX, and Highland Capital Management Institutional Fund II, LLC, a Delaware limited liability company (“FTCM”), First Trust Capital Solutions L.P., a Delaware limited partnership and control person of FTCM (“FTCS”) and FTCS Sub GP LLC, a Delaware limited liability company and control person of FTCM (“Sub GP”). As investment adviser to the Client Accounts, FTCM has the authority to invest the funds of the Client Accounts in securities (including Ordinary Shares of the Issuer) as well as the authority to purchase, vote and dispose of securities, and may thus be deemed the beneficial owner of any shares of the Issuer’s Ordinary Shares held in the Client Accounts. As of December 31, 2023, VARBX owned 599,000 shares of the outstanding Ordinary Shares of the Issuer, while FTCM, FTCS and Sub GP collectively owned 644,000 shares of the outstanding Ordinary Shares of the Issuer. FTCS and Sub GP may be deemed to control FTCM and therefore may be deemed to be beneficial owners of the Ordinary Shares reported in this Schedule 13G. No one individual controls FTCS or Sub GP. FTCS and Sub GP do not own any Ordinary Shares of the issuer for their own accounts. The principal business address of FTCM, FTCS and Sub GP is 225 W. Wacker Drive, 21st Floor, Chicago, IL 60606. The principal business address of VARBX is 235 West Galena Street, Milwaukee, WI 53212.

(13)	According to the Schedule 13G filed as of December 31, 2023 pursuant to Rule 13d-1(b), filed by Fir Tree Capital Management LP a Delaware limited partnership, located at 500 5th Avenue, 9th Floor, New York, New York 10110.

(14)	According to the Schedule 13G filed as of December 31, 2023 pursuant to Rule 13d-1(b), filed jointly by Meteora Capital, LLC, a Delaware limited liability company (“Meteora Capital”) with respect to the Class A ordinary share, par value $0.0001 per share held by certain funds and managed accounts to which Meteora Capital serves as investment manager (collectively, the “Meteora Funds”), and Vik Mittal, who serves as the Managing Member of Meteora Capital, with respect to the such shares held by the Meteora Funds. The address of the principal business office for each of the reporting persons is: 1200 N Federal Hwy, #200, Boca Raton FL 33432.

(15)	According to a Schedule 13G/A filed with the SEC on February 13, 2024, on behalf of Mizuho Financial Group, Inc. pursuant to Rule 13d-(1)(b), stating Mizuho Financial Group, Inc., Mizuho Bank, Ltd. and Mizuho Americas LLC may be deemed to be indirect beneficial owners of said equity securities directly held by Mizuho Securities USA LLC which is their wholly-owned subsidiary. The business address of these reporting persons is 1–5–5, Otemachi, Chiyoda–ku, Tokyo 100–8176, Japan.

(16)	According to a Schedule 13G filed with the SEC on February 5, 2024 pursuant to Rule 13d-(1)(b), on behalf of John Holmes as Chief Operating Officer, with an address at 599 Lexington Ave., New York, NY 10022.

The table above does not include the shares of ordinary shares underlying the Private Warrants held or to be held by our Sponsor.

SHAREHOLDER PROPOSAL

If the Extension Amendment Proposal is approved, we anticipate that we will hold another extraordinary general meeting before the Extended Date to consider and vote upon the Business Combination. Accordingly, our next annual general meeting of shareholders would be held at a future date to be determined by the post-business combination combined company. We expect that the post-business combination combined company would notify shareholders of the deadline for submitting a proposal for inclusion in the proxy statement for its next annual general meeting following the completion of the Business Combination.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

●	If the shares are registered in the name of the shareholder, the shareholder should contact Advantage Proxy, Inc., Telephone number: 206-870-8565 or 1-877-870-8565 (toll free), Email: ksmith@advantageproxy.com, Mail: PO Box 10904, Yakima, WA 98909, to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact the Company’s proxy solicitation agent at the following address, telephone number and email:

Advantage Proxy, Inc.

Telephone number: 206-870-8565 or 1-877-870-8565 (toll free)

Email: ksmith@advantageproxy.com

Mail: PO Box 10904, Yakima, WA 98909

You may also obtain these documents by requesting them from the Company at:

Zalatoris II Acquisition Corp
31 Hudson Yards, 11th Floor

New York, NY, 10005

+(917) 675-3106

If you are a shareholder of the Company and would like to request documents, please do so by July 29, 2024, in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

AMENDMENT TO THE

AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION OF

ZALATORIS II ACQUISITION CORP

ADOPTED BY SPECIAL RESOLUTION ON JULY 31, 2024

Pursuant to the Cayman Islands Companies Act

ZALATORIS II ACQUISITION CORP, a corporation organized and existing under the laws of the Cayman Islands (the “Company”), does hereby certify as follows:

1.	The name of the Company is Zalatoris II Acquisition Corp. The Company’s original Memorandum and Articles of Association were filed with the General Registry of the Cayman Islands on March 11, 2021. The Amended and Restated Memorandum and Articles of Association were effective on July 29, 2021, and filed with the General Registry of the Cayman Islands on July 30, 2021, and further amended by An Amendment to the Memorandum and Articles of Association filed with the General Registry of the Cayman Islands on July 27, 2023 (collectively, the “Existing Charter”).

2.	This amendment amends the Existing Charter (this “Amendment”).

3.	This Amendment was duly adopted by special resolution of the shareholders of the Company (the “Special Resolution”), being the affirmative vote of holders of two thirds of the ordinary shares of the Company present and entitled to vote at a general meeting of the Company’s shareholders, held on July 31, 2024, at which a quorum of the Company’s shareholders was present.

4.	The text of Article 49.7 is hereby amended and restated to read in its entirety as follows:

“In the event that the Company does not consummate a Business Combination within 36 months from the consummation of the IPO (or up to August 3, 2025, approximately 48 months from the consummation of the IPO without another shareholder vote if such date is extended by the Company, as further set forth below), or such later time as the Member may approve in accordance with the Articles, the Company shall:

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve;

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

Notwithstanding the foregoing or any other provisions of the Articles, in the event that the Company has not consummated a Business Combination within 36 months from the closing of the IPO, the Company may elect to extend the date by which to consummate the Business Combination on a monthly basis by an additional one month each time for up to 12 months (each, an “Extension”), until up to August 3, 2025, approximately 48 months from the consummation of the IPO without another shareholder vote, provided that (i) the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the lesser of (x) $75,000 or (y) $0.025 per share for each Public Share outstanding as of the last day of the immediately preceding Extension for each such Extension, or the next business day if such last day is not a business day (each a “Deadline Date”) for each such one-month Extension ((x) or (y), as applicable, the “Extension Payment”) and (ii) the procedures relating to any such Extension, as set forth in the Investment Management Trust Agreement, dated as of July 29, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, shall have been complied with.”

5.	The text of Article 49.8 is hereby amended and restated to read in its entirety as follows:

“In the event that any amendment is made to the Articles: (a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100% of the Public Shares if the Company does not consummate a Business Combination within 36 months from the consummation of the IPO (or up to August 3, 2025, approximately 48 months if such date is extended), or such later time as the Members may approve in accordance with the Articles; or (b) with respect to any other provision relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.”

Annex A-1

IN WITNESS WHEREOF, Zalatoris II Acquisition Corp has caused this Amendment to be duly executed in its name and on its behalf by an authorized officer as of July 31, 2024.

ZALATORIS II ACQUISITION CORP

By:
Name:	Dr. Spyridon Bonatsos
Title:	Chief Executive Officer

Annex A-2

Zalatoris II Acquisition Corp

31 Hudson Yards, 11th Floor

New York, NY, 10005

+(917) 675-3106

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

JULY 31, 2024

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 31, 2024

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice dated July 15, 2024 and Proxy Statement, dated July 15, 2024, in connection with the extraordinary general meeting to be held at https://www.cstproxy.com/zalatorisii/2024, on July 31, 2024 as a virtual meeting (the “Extraordinary General Meeting”) for the sole purpose of considering and voting upon the following proposals, and hereby appoints Dr. Spyridon Bonatsos, the attorneys and proxies of the undersigned, with full power of substitution to each, to vote all Ordinary Shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL (PROPOSAL 1) AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 2), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on July 31, 2024: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/zalatorisii/2024.

Proposal 1 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN
Amend the Company’s current Amended and Restated Memorandum and Articles of Association, as amended, to extend the date by which the Company has to complete a business combination from August 3, 2024 to August 3, 2025, or such earlier date as determined by the Board of Directors, in a series of up to twelve (12) one-month extensions, which we refer to as the “Extension Amendment Proposal.”	☐	☐	☐

Proposal 2 — Adjournment Proposal	FOR	AGAINST	ABSTAIN
Approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal.”	☐	☐	☐

Dated: , 2024

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1 AND “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2, IF SUCH PROPOSAL IS PRESENTED AT THE EXTRAORDINARY GENERAL MEETING. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.